AMENDMENT NUMBER ONE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


           THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of October 1, 1999, is entered into among Questron Technology, Inc., a Delaware corporation ("QTI"), certain of the direct and indirect Subsidiaries of QTI identified therein (individually and collectively, and jointly and severally, the "Obligors"), each of the Lenders signatory hereto, CONGRESS FINANCIAL CORPORATION, a Delaware corporation, as administrative agent for the Lenders ("Administrative Agent"), and ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lender Group ("Collateral Agent"), in light of the following:

                               W I T N E S S E T H

           WHEREAS, the Obligors, the Lenders, Administrative Agent, and Collateral Agent are parties to that certain Amended and Restated Loan and
Security Agreement, dated as of June 29, 1999 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

           WHEREAS, the Obligors are in default under the terms of the Loan Agreement;

           WHEREAS,  the  parties  desire  to  amend  the  Loan  Agreement,   in
accordance with the amendment provisions of Section 12.3 thereof, and waive the events of default, in each case, as set forth herein;

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement, effective immediately, as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENT TO LOAN AGREEMENT. Section 9A [Conditions Precedent to all Credits] of the Loan Agreement hereby is amended by inserting the following new subsection 9A.5 after subsection 9A.4 appearing in said Section:

           9A.5 Revolving Facility Usage. The prior written consent of the Collateral Agent shall be required for any Revolving Credit Loan or Letter of Credit Accommodation at anytime that the Revolving Facility Usage is equal to or greater than $12,500,000, or, after giving effect to a Revolving Credit Loan or Letter of Credit Accommodation requested by Borrower, the Revolving Facility Usage would exceed $12,500,000.

3. WAIVER OF EVENTS OF DEFAULT. Upon the effectiveness of this Amendment, the Required Lenders hereby waive each of the Events of Default existing as of the date of this Amendment and identified on Schedule A attached to this Amendment (each, a "Specified Event of Default"). Such waiver is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Loan Agreement, the other Loan Documents, or any agreement, contract, indenture, document, or instrument mentioned therein. Such waiver does not preclude any exercise of any right, power, or privilege under any Loan Document, based upon any Event of Default other than the Specified Events of Default.

4. Representations and Warranties. The Obligors hereby represent and warrant to the Required Lenders that:

               (a) The execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected if the result thereof is reasonably likely to result in a Material Adverse Change;

               (b) This Amendment constitute the Obligors' legal, valid, and binding obligation, enforceable against the Obligors in accordance with its terms;

               (c) There is no litigation or proceeding pending or threatened against or affecting the Obligors, its business, operations, or properties that reasonably could be expected to have a Material Adverse Change;

               (d) No written information, certification, or report submitted to the Lender Group by the Obligors' pursuant to this Amendment contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the information not false or misleading in any material respect;

               (e) The reaffirmation and consent of QTI attached hereto as Exhibit A constitutes QTI's legal, valid, and binding obligations, enforceable against QTI in accordance with its terms;

               (f) The reaffirmation and consent of QTI attached hereto as Exhibit A has been duly executed and delivered by QTI;

               (g) The reaffirmation and consent of QFC attached hereto as Exhibit B constitutes QFC's legal, valid, and binding obligations, enforceable against QFC in accordance with its terms; and

               (h) The reaffirmation and consent of QFC attached hereto as Exhibit B has been duly executed and delivered by QFC.

5. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following unless waived or deferred by the Required Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

               (a) The representations and warranties in the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

               (b) Administrative Agent shall have received a fee of $30,000 in cash or by wire transfer of immediately available funds, such fee to be for (and upon receipt shall be paid to) the ratable benefit of the Lenders with a Revolving Credit Commitment.

               (c) Administrative Agent shall have received a fee of $131,250 in cash or by wire transfer of immediately available funds, such fee to be for (and upon receipt shall be paid to) the ratable benefit of the Lenders with a Term Loan A Commitment or a Term Loan B Commitment.

               (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Lender Group.

               (e) Collateral Agent shall have received the reaffirmation and consent of QTI attached hereto as Exhibit A, duly executed and delivered by an authorized official of QTI.

               (f) Collateral Agent shall have received the reaffirmation and consent of QFC attached hereto as Exhibit B, duly executed and delivered by an authorized official of QFC.

               (g) Collateral Agent shall have received a waiver, duly executed by the Purchasers and the Obligors, of all events of default under the Subordinated Debt Documents (the form and substance of such waiver to be satisfactory to Collateral Agent).

6. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of New York as the governing law).

7. ENTIRE AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. AMENDMENTS. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

10. MISCELLANEOUS. (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]

           IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                        QUESTRON  TECHNOLOGY,  INC.,  a Delaware
                                        corporation
                                        QUESTRON DISTRIBUTION LOGISTICS, INC., a
                                        Delaware corporation
                                        INTEGRATED  MATERIAL  SYSTEMS,  INC., an
                                        Arizona  corporation
                                        POWER  COMPONENTS,  INC., a Pennsylvania
                                        corporation
                                        CALIFORNIA FASTENERS, INC., a California
                                        corporation
                                        COMP WARE, INC., a Delaware  corporation
                                        FAS-TRONICS, INC., a Texas corporation
                                        FORTUNE   INDUSTRIES,   INC.,   a  Texas
                                        corporation
                                        QUESTRON  OPERATING  COMPANY,   INC.,  a
                                        Delaware  corporation
                                        QUESTRON   FINANCE   CORP.,  a  Delaware
                                        corporation
                                        ACTION  THREADED   PRODUCTS,   INC.,  an
                                        Illinois   corporation
                                        ACTION  THREADED  PRODUCTS  OF  GEORGIA,
                                        INC.,  a  Georgia   corporation
                                        ACTION  THREADED  PRODUCTS OF MINNESOTA,
                                        INC.,  a Minnesota  corporation
                                        CAPITAL   FASTENERS,   INC.,   a   North
                                        Carolina corporation


                                         By    /s/ Dominic A. Polimeni
                                               ---------------------------------
                                         Name  Dominic A. Polimeni
                                         Title Responsible Officer for each
                                               of the above-listed Obligors


                                        Ableco Finance LLC, a Delaware limited liability company, as Collateral Agent and a Lender

                                        By:     /s/ Kevin Genda
                                                --------------------------------
                                        Title:  Senior Vice President

                                        STYX PARTNERS, L.P., a Delaware limited partnership, as a Lender

                                        By:  Styx  Associates  LLC
                                             Its:  General Partner

                                             By:    /s/ Mark A. Neporant
                                                    ----------------------------
                                             Title: Vice President

                                        CONGRESS      FINANCIAL      CORPORATION
                                        (FLORIDA),  a  Florida  corporation,  as
                                        Administrative Agent and a Lender


                                        By:     /s/ Gary Dixon
                                                --------------------------------
                                        Title:  Vice President


                                        KZH  ING-2  LLC,   a  Delaware   limited
                                        liability company, as a Lender


                                             By:    /s/ Peter Chin
                                                    ----------------------------
                                            Title:  Authorized Agent


                                        KZH  ING-3  LLC,   a  Delaware   limited
                                        liability company, as a Lender


                                              By:     /s/  Peter Chin
                                                      --------------------------
                                              Title:  Authorized Agent

                                        ING HIGH INCOME  PRINCIPAL  PRESERVATION
                                        FUND HOLDINGS, LDC, as a Lender

                                             By:  ING Capital Advisors, LLC.,
                                                  as Investment Advisor


                                                  By Michael Campbell
                                                    ----------------------------
                                                    Its Authorized Signatory


                                        MASSACHUSETTS   MUTUAL  LIFE   INSURANCE
                                        COMPANY, as a Lender


                                        By:    /s/ Mark A. Ahmed
                                               ---------------------------------
                                        Title: Managing Director


                                        SIMSBURY CLO LIMITED, as a Lender

                                        By:  Massachusetts Mutual Life Insurance
                                             Company, as Collateral Agent


                                             By:    /s/ Mark A. Ahmed
                                                    ----------------------------
                                             Title: Managing Director

                                    Exhibit A

                            REAFFIRMATION AND CONSENT


           All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of November __, 1999 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the QTI Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the QTI Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the QTI Guaranty.

                                        QUESTRON TECHNOLOGY, INC.,
                                        a Delaware corporation


                                        By:________________________
                                        Title:

                                    Exhibit B

                            REAFFIRMATION AND CONSENT

           All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of November __, 1999 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the QFC Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the QFC Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the QFC Guaranty.

                                               QUESTRON FINANCE CORP.,
                                               a Delaware corporation


                                               By:________________________
                                               Title:

                                   SCHEDULE A

                           SPECIFIED EVENTS OF DEFAULT



                     (1) The Obligors have failed to maintain the minimum Total Funded Debt Coverage Ratio required by
                               Section 8.3.1 of the Loan Agreement for the quarter ending September 30, 1999.

                     (2) The Obligors have failed to maintain the minimum EBITDA required by Section 8.3.2 of the Loan Agreement for the quarter ending September 30, 1999.

                     (3) The Obligors have failed to maintain the minimum Senior Debt Coverage Ratio required by Section
                               8.3.3 of the Loan Agreement for the quarter ending September 30, 1999.

           Each of the items identified in paragraphs (1), (2), and (3) above constitute an Event of Default under Section 10.1 of the Loan Agreement.